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                                                                    EXHIBIT 99.1

CERTIFICATION OF FORM 10-Q

We, Thomas F. Prisby, Chairman and Chief Executive Officer, and John T. Stephens, Executive Vice President and Chief Financial Officer of CFS Bancorp, Inc. (the "Company"), hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

    (1) The Quarterly Report on Form 10-Q of the Company for the quarterly period ended September 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m (a) or 78o(d)) and

    (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  November 13, 2002   By:    /s/  THOMAS F. PRISBY
                           -----------------------------------------------------
                                  Thomas F. Prisby, Chairman and
                                  Chief Executive Officer

Date:  November 13, 2002   By:    /s/  JOHN T. STEPHENS
                           -----------------------------------------------------
                                  John T. Stephens, Executive Vice President and
                                  Chief Financial Officer



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